UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/19/2007

MAINSTREET BANKSHARES INC
(Exact name of registrant as specified in its charter)

Commission File Number:  333-86993

VA	54-1956616
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

730 East Church Street, Suite 30, Martinsville, VA 24112
(Address of principal executive offices, including zip code)

276-632-8054
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

The Board of Directors of MainStreet BankShares, Inc. ("MainStreet"), at their regularly scheduled board meeting on December 19, 2007, approved a cash dividend of $.05 per share payable on February 8, 2008 to shareholders of record on January 18, 2008. This is MainStreet's second cash dividend since its inception. MainStreet is quoted on the Over the Counter Bulletin Board under the symbol MREE.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAINSTREET BANKSHARES INC

Date: December 20, 2007	By:	/s/ Larry A. Heaton
Larry A. Heaton
President and Chief Executive Officer

MAINSTREET BANKSHARES INC.

Date: December 20, 2007	By:	/s/ Brenda H. Smith
Brenda H. Smith
Executive Vice President/Chief Financial Officer/Corporate Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release on declaration of cash dividend.